UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 4, 2004 (August 4, 2004)

AMERICAN TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24248 (Commission File Number)	87-0361799 (IRS Employer Identification No.)

13114 Evening Creek Drive South, San Diego, California (Address of Principal Executive Offices)	92128 (Zip Code)

(858) 679-2114
(Registrant's telephone number, including area code)

Item 12.      Results of Operations and Financial Condition.

       On August 4, 2004, American Technology Corporation (the "Company") issued a press release announcing its financial results for the third fiscal quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TECHNOLOGY CORPORATION

Date: August 4, 2004	By:	/s/ MICHAEL A. RUSSELL
Michael A. Russell Chief Financial Officer